                                                                    Exhibit 10.6

                                PLEDGE AGREEMENT

          PLEDGE AGREEMENT, dated as of November 7, 2002, by and among Interep National Radio Sales, Inc. ("Interep"), McGavren Guild, Inc., Interep New Media, Inc. and Interep Interactive, Inc. (each a "Pledgor," collectively the "Pledgors"), in favor of Guggenheim Investment Management, LLC, as collateral agent for the Lenders (as defined below) (in such capacity, the "Collateral Agent").

                              W I T N E S S E T H:

          WHEREAS, pursuant to the Credit Agreement, dated as of November 7, 2002, among Interep, the other Credit Parties party thereto, the lenders party thereto (the "Lenders") and the Collateral Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement" and capitalized terms used herein but not defined herein being used herein with the meanings ascribed thereto in the Credit Agreement), the Lenders have severally agreed to make extensions of credit to the Borrower in the aggregate principal amount of $10,000,000 upon the terms and subject to the conditions set forth therein; and

          WHEREAS, each Pledgor is the legal and beneficial owner of the shares of capital stock described in Schedule I hereto (the "Pledged Shares");

          WHEREAS, it is a condition precedent under the Credit Agreement that each Pledgor shall have made the pledge contemplated by this Agreement;

          NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders and the Collateral Agent to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to Interep thereunder, each Pledgor hereby agrees with the Collateral Agent for the ratable benefit of the Lenders as follows:

          Section 1. Pledge. Each Pledgor hereby pledges to the Collateral Agent on behalf and for the benefit of itself and the Lenders, and grants to the Collateral Agent on behalf and for the benefit of itself and the Lenders a security interest in all of its right, title and interest in, to and under the following (collectively, the "Pledged Collateral"):

          (a) all of the Pledged Shares;

          (b) all additional shares of stock or other securities of each issuer of the Pledged Shares from time to time acquired by such Pledgor in any manner (any such shares being "Additional Shares");

          (c) the certificates representing the shares referred to in clauses
(a) and (b) above;

          (d) all dividends, cash, instruments and other property or proceeds, from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing.

          Section 2. Security for Obligations. This Agreement secures and the Pledged Collateral is security for the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of, and the performance of, the Obligations.

          Section 3. Delivery of Pledged Collateral. All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of the Collateral Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent. The Collateral Agent shall have the right, at any time in its discretion and without notice to any Pledgor, to transfer to or to register in its name or in the name of any of its nominees any or all of the Pledged Collateral. In addition, the Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing any of the Pledged Collateral for certificates or instruments of smaller or larger denominations.

          Section 4. Representations and Warranties. Each Pledgor makes the following representations:

          (a) The Pledged Shares (i) have been duly authorized and validly issued; (ii) are fully paid and non-assessable; and (iii) constitute 100% of the issued and outstanding shares of capital stock of each issuer of the Pledged Shares.

          (b) Such Pledgor is the legal and beneficial owner of the Pledged Collateral pledged by it hereunder free and clear of any Lien, except for the Lien and security interest created by this Agreement.

          (c) The pledge of the Pledged Shares pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Collateral, securing the payment of all of the Obligations.

          (d) No consent, authorization, approval, or other action by, and no notice to or filing with, any Governmental Authority is required either (i) for the pledge by such Pledgor of the Pledged Collateral pursuant to this Agreement or for the due execution, delivery or performance of this Agreement by such Pledgor, or (ii) for the exercise by the Collateral Agent of the rights provided for in this Agreement or of the remedies in respect of the Pledged Collateral pursuant to this Agreement, except as may be required in connection with the disposition of the Pledged Collateral by laws affecting the offering and sale of securities generally.

          Section 5.  Further Assurances, Etc.

          (a) Each Pledgor agrees that at any time and from time to time, at the cost and expense of the Pledgors, such Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Collateral Agent may request, in order to perfect and protect the Lien and security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

          (b) Each Pledgor agrees to defend the title to the Pledged Collateral and the Lien thereon and security interest therein of the Collateral Agent against the claim of any other Person and to maintain and preserve such Lien and security interest until payment in full of all of the Obligations.

          Section 6.  Voting Rights; Dividends; Etc.

          (a) As long as no Default or Event of Default shall have occurred and be continuing(or, in the case of subsection (a)(i) of this Section 6, as long as no notice thereof shall have been given by the Collateral Agent to any Pledgor):

               (i) Each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or any other Loan Document; provided, however, that each Pledgor shall not exercise or shall refrain from exercising any such right if, in the Collateral Agent's reasonable judgment, such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof; and provided, further, that each Pledgor shall give the Collateral Agent at least five Business Days' written notice of the manner in which it intends to exercise, or its reasons for refraining from exercising, any such right:

               (ii) Each Pledgor shall be entitled to receive and retain any and all dividends paid in respect of the Pledged Collateral, other than any and all dividends paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral, all of which shall be forthwith delivered to the Collateral Agent to hold as Pledged Collateral and shall, if received by such Pledgor, be received in trust for the benefit of the Collateral Agent, be segregated from the other property or funds of such Pledgor, and be forthwith delivered to the Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

               (iii) The Collateral Agent shall execute and deliver (or cause to be executed and delivered) to each Pledgor all such proxies and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and other rights which it is entitled to exercise and to receive the dividends which it is authorized to receive and retain pursuant to paragraph (i) above.

          (b) Upon the occurrence and during the continuance of a Default or an Event of Default:

               (i) Upon notice by the Collateral Agent to such Pledgor, all rights of such Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 6(a)(i) above shall cease, and all such rights shall thereupon become vested in the Collateral Agent who shall thereupon have the sole right to exercise such voting and other consensual rights.

               (ii) All rights of the Pledgors to receive the dividends which it would otherwise be authorized to receive and retain pursuant to Section 6(a)(ii) above shall cease, and all such rights shall thereupon become vested in the Collateral Agent who shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends.

               (iii) All dividends which are received by any Pledgor contrary to the provisions of paragraph (ii) of this Section 6(b) shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Pledgor and shall be forthwith paid over to the Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

               (iv) Each Pledgor shall, if necessary to permit the Collateral Agent to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 6(b)(i) above and to receive all dividends and distributions which it may be entitled to receive under Section 6(b)(ii) above, execute and deliver to the Collateral Agent, from time to time and upon written notice of the Collateral Agent, appropriate proxies, dividend payment orders and other instruments as the Collateral Agent may reasonably request. The foregoing shall not in any way limit the Collateral Agent's power and authority granted pursuant to Section 8 hereof.

          Section 7.  Transfers and Other Liens; Additional Shares.

          (a) Each Pledgor agrees that it will not (i) sell or otherwise dispose of, or grant any option or warrant with respect to, any of the Pledged Collateral, or (ii) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral, except for the Lien and the security interest created pursuant to this Agreement.

          (b) Each Pledgor agrees that it will (i) cause the issuers of the Pledged Shares not to issue any shares of stock or other securities in addition to or in substitution for the Pledged Shares, except, up to 3,000,000 shares of common stock, $0.01 par value per share, of Interep Interactive, Inc. to Adam Guild pursuant to the Warrant issued in favor of Adam Guild, dated as of December 1, 1999 or with the written consent of the Required Lenders, to such Pledgor, (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all Additional Shares, and (iii) promptly (and in any event within three Business Days) deliver to the Collateral Agent a Pledge Amendment, duly executed by such Pledgor, in substantially the form of Schedule II hereto (a "Pledge Amendment"), in respect of the Additional Shares, together with all certificates or instruments representing or evidencing the same. Each Pledgor hereby (i) authorizes the Collateral Agent to attach each Pledge Amendment to this Pledge Agreement, (ii) agrees that all Additional Shares listed on any Pledge Amendment delivered to the Collateral Agent shall for all purposes hereunder constitute Pledged Shares, and (iii) is deemed to have made, upon such delivery, the representations and warranties contained in Section 4 hereof with respect to such Pledged Collateral.

          Section 8. Collateral Agent Appointed Attorney-in-Fact and Proxy. Each Pledgor hereby irrevocably constitutes and appoints the Collateral Agent and any officer thereof, with full power of substitution, as its true and lawful attorney-in-fact and proxy with full irrevocable power and authority in the place and stead of such Pledgor and in the name of such Pledgor or in its own name, from time to time in the Collateral Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, indorse and collect all instruments made payable to such Pledgor representing any dividend or other distribution or payment in respect of the Pledged Collateral or any part thereof and to give full discharge for the same and to vote or grant any consent in respect of the Pledged Shares authorized by Section 6(b) hereof. Each Pledgor hereby ratifies, to the extent permitted by law, all that any said attorney shall lawfully do or cause to be done by virtue hereof. This power, being coupled with an interest, is irrevocable until the Obligations are paid in full.

          Section 9. Collateral Agent May Perform. If any Pledgor fails to perform any agreement contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by any Pledgors under
Section 12 hereof and constitute Obligations secured hereby.

          Section 10. Reasonable Care. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property, it being understood that neither the Collateral Agent nor any other Secured Party shall have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Collateral Agent or any other Secured Party has or is deemed to have knowledge of any such matter, or
(ii) taking any necessary steps to preserve rights against any Person with respect to any Pledged Collateral.

          Section 11. Remedies upon Default. If any Event of Default shall have occurred and be continuing:

          (a) The Collateral Agent may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party after default under the Uniform Commercial Code (the "Code") in effect in the State of New York at that time, and the Collateral Agent may also, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any office of the Collateral Agent or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor hereby waives any claims against the Collateral Agent arising by reason of the fact that the price at which any Pledged Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Pledged Collateral to more than one offeree.

          (b) If the Collateral Agent shall determine to exercise its right to sell all or any of the Pledged Collateral pursuant to this Section 11, each Pledgor agrees that, upon request of the Collateral Agent, such Pledgor will, at its own cost and expense:

              (i) execute and deliver, and use its best efforts to cause each issuer of the Pledged Shares and its directors and officers to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Collateral Agent, necessary or advisable to register such Pledged Shares under the provisions of the Securities Act of 1933, as from time to time amended (the "Securities Act"), and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission ("SEC") applicable thereto;

              (ii) use its best efforts to qualify the Pledged Collateral under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Pledged Collateral, as requested by the Collateral Agent;

              (iii) make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of section 11(a) of the Securities Act; and

              (iv) do or cause to be done all such other acts and things as may be necessary to make such sale of the Pledged Collateral or any part thereof valid and binding and in compliance with applicable law.

Each Pledgor further acknowledges the impossibility of ascertaining the amount of damages which would be suffered by the Lenders by reason of the failure by such Pledgor to perform any of the covenants contained in this Section 11 and, consequently, agrees that, if such Pledgor shall fail to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value of the Pledged Collateral on the date the Collateral Agent shall demand compliance with this Section.

          (c) Each Pledgor recognizes that, by reason of requirements and certain prohibitions contained in the Securities Act and applicable state securities laws, the Collateral Agent may, at its option, elect not to require such Pledgor to register all or any part of the Pledged Collateral and may therefore be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to those who will agree, among other things, to acquire such securities for their own account, for investment, and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that any such sale may result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions and, notwithstanding such circumstances, agrees that any such sale shall be deemed to have been made in a commercially reasonable manner. The Collateral Agent shall be under no obligation to delay the sale of any of the Pledged Collateral for the period of time necessary to permit any Pledgor to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Pledgor would agree to do so.

          (d) If the Collateral Agent determines to exercise its right to sell any or all of the Pledged Collateral, upon written request, each Pledgor shall, from time to time, furnish to the Collateral Agent all such information as the Collateral Agent may request in order to determine the number of shares and other instruments included in the Pledged Collateral which may be sold by the Collateral Agent as exempt transactions under the Act and rules of the SEC thereunder, as the same are from time to time in effect.

          (e) Any cash held by the Collateral Agent as Pledged Collateral and all cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral shall be applied by the Collateral Agent:

          First, to the payment of the costs and expenses of such sale, including, without limitation, reasonable expenses of the Collateral Agent and its agents including the fees and expenses of its counsel, and all expenses, liabilities and advances made or incurred by the Collateral Agent in connection therewith or pursuant to Section 9 hereof;

          Next, to the payment of the Obligations, in such order as the Credit Agreement shall prescribe; and

          Finally, after payment in full of all of the Obligations, to the payment to each Pledgor, or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same as a court of competent jurisdiction may direct.

          Section 12. Expenses. Each Pledgor will upon demand pay to the Collateral Agent the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of the Collateral Agent's counsel and of any experts and agents, which the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights and remedies hereunder of the Collateral Agent and the Lenders, or (iv) the failure by such Pledgor to perform or observe any of the provisions hereof.

          Section 13. Security Interest Absolute. All rights of the Collateral Agent and security interests hereunder, and all obligations of each Pledgor hereunder, shall be absolute and unconditional irrespective of:

          (a) any lack of validity or enforceability of any provision of the Credit Agreement, the Notes or any other Loan Document or any other agreement or instrument relating thereto;

          (b) any change in the time, manner or place of payment of, or in any other term of, or any increase in the amount of, all or any of the Obligations, or any other amendment or waiver of any term of, or any consent to any departure from any requirement of, the Credit Agreement, the Notes or any other Loan Document;

          (c) any exchange, release or non-perfection of any Lien on any other collateral, or any release or amendment or waiver of any term of any guaranty of, or consent to departure from any requirement of any guaranty of, all or any of the Obligations; or

          (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, a guarantor or surety.

          Section 14. Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by any Pledgor herefrom shall in any event be effective unless the same shall be in writing, approved by the Required Lenders and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          Section 15. Addresses for Notices. All notices and other communications provided for hereunder shall be given as provided in Section
10.10 of the Credit Agreement.

          Section 16. Continuing Security Interest. This Pledge Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until indefeasible payment in full of the Obligations, (ii) be binding upon each Pledgor, its successors and assigns, and
(iii) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of and be enforceable by the Lenders and their respective successors, transferees and assigns. Upon the payment in full of the Obligations, each Pledgor shall be entitled to the return, upon its request and at its expense, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

          Section 17. Governing Law; Severability Terms. This Agreement shall be governed by, and be construed and interpreted in accordance with, the law of the State of New York. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity and without invalidating the remaining provisions of this Agreement. Unless otherwise defined herein or in the Credit Agreement, terms defined in Article 9 of the Uniform Commercial Code as in effect in the State of New York are used herein as therein defined.

          Section 18. Waiver of Jury Trial. Each Pledgor waives any right it may have to a trial by jury in respect of any litigation based on, or arising out of, under or in connection with, this Agreement or any other Loan Document, or any course of conduct, course of dealing, verbal or written statement or other action of any Credit Party or any Secured Party.

          Section 19. Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not part of this Agreement.

          IN WITNESS WHEREOF, each Pledgor has caused this Agreement to be duly executed and delivered by its duly authorized officer on the date first above written.

                         Interep National Radio Sales, Inc.

                         By:/s/ William J. McEntee, Jr.
                            ---------------------------------------------
                            Name:  William J. McEntee, Jr.
                            Title: Chief Executive Officer and
                                   Senior Vice President

                         McGavern Guild, Inc.

                         By:/s/ William J. McEntee, Jr.
                            ---------------------------------------------
                            Name:  William J. McEntee, Jr.
                            Title: Chief Executive Officer and
                                   Senior Vice President

                         Interep New Media, Inc.

                         By:/s/ William J. McEntee, Jr.
                            ---------------------------------------------
                            Name:  William J. McEntee, Jr.
                            Title: Chief Executive Officer and
                                   Senior Vice President

                         Interep Interactive, Inc.

                         By:/s/ William J. McEntee, Jr.
                            ---------------------------------------------
                            Name:  William J. McEntee, Jr.
                            Title: Chief Executive Officer and
                                   Senior Vice President


ACCEPTED AND AGREED TO BY:
Guggenheim Investment Management, LLC,
as Collateral Agent


By:      /s/ Todd Boehly
         -----------------------------------
         Name:  Todd Boehly
         Title: Managing Director

                         SCHEDULE I TO PLEDGE AGREEMENT

Attached to and forming a part of that certain Pledge Agreement, dated as of November 7, 2002, by Interep National Radio Sales, Inc. and each of the other entities listed on the signature pages thereto in favor of Guggenheim Investment Management, LLC, as Collateral Agent on behalf of and for the benefit of the Lenders referred to therein.

                                      STOCK

                                                                     Number of
                            Class of     Certificate                 Shares/ LLC
Stock Issuer                Stock        Nos.         Par Value      Interests        Pledged By
--------------------------------------------------------------------------------------------------------------
American Radio Sales, Inc.  Common       1                 $0.01              100     Interep National Radio
                                                                                      Sales, Inc.

McGavern Guild, Inc.        Common       5                No par              250     Interep National Radio
                                                                                      Sales, Inc.

D&R Radio, Inc.             Common       10               No par              196     Interep National Radio
                                                                                      Sales, Inc.

Infinity Radio Sales, Inc.  Common       1                No par               10     Interep National Radio
                                                                                      Sales, Inc.

Allied Radio Partners,      Common       1                 $1.00            1,790     Interep National Radio
Inc.                                                                                  Sales, Inc.

Caballero Spanish Media     LLC          1                   N/A               95%    Interep National Radio
L.L.C.                      Interests                                                 Sales, Inc.

Caballero Spanish Media,    LLC          2                   N/A                5%    McGavern Guild, Inc.
L.L.C.                      Interests

Public Radio Network, Inc.  Common       1                 $0.01              100     Interep National Radio
                                                                                      Sales, Inc.

Interep New Media, Inc.     Common       1                 $0.01            1,000     Interep National Radio
                                                                                      Sales, Inc.

Interep Interactive, Inc.   Common       2                 $0.01       12,000,000     Interep New Media, Inc.

Streaming Audio, Inc.       Common       1                 $0.01              100     Interep Interactive, Inc.

Morrison and Abraham, Inc.  Common       1                 $0.01              100     Interep National Radio
                                                                                      Sales, Inc.

                         SCHEDULE II TO PLEDGE AGREEMENT

                                PLEDGE AMENDMENT

          This Pledge Amendment, dated ______, 200_, is delivered pursuant to
Section 7 of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge Agreement, dated November _____, 2002, by the undersigned in favor of Guggenheim Investment Management, LLC as Collateral Agent on behalf of and for the benefit of the Lenders referred to therein and that the Additional Shares listed on this Pledge Amendment shall be and become part of the Pledged Collateral referred to in the Pledge Agreement and shall secure all the Obligations. The terms defined in the Pledge Agreement or the Credit Agreement are being used herein as therein defined.

                                        Interep National Radio Sales, Inc.

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------




                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------




                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


                                      STOCK

Stock Issuer        Class of Stock    Certificate Nos.    Par Value       Number of Shares      Pledged By

                                       12